                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          CAREER EDUCATION CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                                          39-3932190
              --------                                          ----------
(State of incorporation or organization)                     (I.R.S. Employer
                                                            Identification No.)


 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois      60195
--------------------------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE


       Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
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Item 1.    Description of Registrant's Securities to be Registered.
           -------------------------------------------------------

     The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-37601, filed with the Securities and Exchange Commission on October 10, 1997, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.


Item 2.    Exhibits.
           --------

Exhibit
Number    Description of Document
-------   -----------------------
  1       Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.

  2 Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to be filed with an amendment to the Registration Statement.

  3 Amended and Restated By-laws of the Registrant, incorporated herein by reference to Exhibit 3.2 to be filed with an amendment to the Registration Statement.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                            CAREER EDUCATION CORPORATION
                            ----------------------------
                                 (Registrant)


Date: October 20, 1997      By:  /s/ WILLIAM A. KLETTKE
                                 -------------------------------------
                                 William A. Klettke
                                 Senior Vice President and CFO

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